UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2020

RELIANT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12343 Hymeadow Drive, Suite 3-A Austin, Texas 78750
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (512) 407-2623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes In Registrant’s Certifying Accountant

Effective February 6, 2020, LBB & Associates Ltd., LLP (“LBB”), Reliant Holding, Inc.’s (the “Company’s”) independent registered public accounting firm was suspended from appearing or practicing before the Securities and Exchange Commission (SEC) as accountants pursuant to Rule 102(e) of the Commission’s Rules of Practice, Making Findings, and Imposing Remedial Sanctions.

As a result of this suspension, on March 2, 2020, the Company terminated LBB as the independent registered public accounting firm for the Company.

LBB’s reports on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2018 and 2017, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2018 and 2017, and through March 2, 2020 (the date of the termination of LBB), there were no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to LBB’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal years ended December 31, 2018 and 2017, and through March 2, 2020, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided LBB a copy of the disclosures in this Form 8-K and has requested that LBB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated March 2, 2020 is filed as Exhibit 16.1 to this Form 8-K.

The Company has not engaged a new independent auditing firm as of the date of this filing. At such time as a new independent auditing firm is engaged the Company will file a Form 8-K disclosing such appointment.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1*	Letter to Securities and Exchange Commission from LBB & Associates Ltd., LLP, dated March 2, 2020

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

RELIANT HOLDINGS, INC.

Date: March 3, 2020	By:	/s/ Elijah May
Elijah May
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1*	Letter to Securities and Exchange Commission from LBB & Associates Ltd., LLP, dated March 2, 2020

* Filed herewith.